Exhibit 10.7

AMENDMENT NO. 1 TO THE SURFACE OPERATING AGREEMENT

This Amendment No. 1 (this “Amendment”) to the Surface Operating Agreement (the “Agreement”), dated October 10, 2006, is entered into this 17th day of June, 2008 (the “Effective Date”), by and between BreitBurn Energy Company L.P. and its predecessor BreitBurn Energy Corporation (collectively “Surface Operator”) and BreitBurn Operating L.P. (“Owner”). Capitalized terms used but not defined shall have the meanings assigned to them in the Agreement.

WHEREAS, in connection with the sale by each of Pro GP Corp. and Pro LP Corp. of all of their limited partner interests and limited liability company interests in BreitBurn Energy Partners L.P. and BreitBurn Management, LLC, respectively, the Parties desire to amend and restate the termination provisions set forth in Section 6.1 of the Agreement;

NOW, THEREFORE, for and in consideration of the benefits herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1. Section 6.1 Termination. Section 6.1 of the Agreement is hereby amended and restated in its entirety as follows:

“This Agreement shall terminate upon the first to occur of:

(a) the assignment by Surface Operator to Owner of the Surface Use Agreement following the receipt of all consents necessary therefor; and

(b) the Owner and Surface Operator mutually agree in writing to such termination.”

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the day and year first above written.

BREITBURN ENERGY COMPANY L.P.,
a Delaware limited partnership

By:	/s/ Randall H. Breitenbach
	Name:	Randall H. Breitenbach
	Title:	Co-Chief Executive Officer

BREITBURN ENERGY CORPORATION,
a California corporation

By:	/s/ Randall H. Breitenbach
	Name:	Randall H. Breitenbach
	Title:	Co-President

BREITBURN OPERATING L.P.,
a Delaware limited partnership

By:	BreitBurn Operating GP, LLC, a Delaware limited liability company, its general partner

	By:	/s/ Randall H. Breitenbach
		Name:	Randall H. Breitenbach
		Title:	Co-Chief Executive Officer

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